UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                      1934
                                (Amendment No. )

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           CHECK THE APPROPRIATE BOX:

                         [ ] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
             [ ] Soliciting Material Pursuant to Section 240.14a-12

                        SUPERCONDUCTIVE COMPONENTS, INC.

                (Name of Registrant as Specified In Its Charter)
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                        SUPERCONDUCTIVE COMPONENTS, INC.




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   TO BE HELD

                                  MAY 22, 2003

                                       AND

                                 PROXY STATEMENT





--------------------------------------------------------------------------------
                                    IMPORTANT

            PLEASE MARK, SIGN AND DATE YOUR PROXY AND PROMPTLY RETURN
                          IT IN THE ENCLOSED ENVELOPE.

                        SUPERCONDUCTIVE COMPONENTS, INC.
                             1145 Chesapeake Avenue
                              Columbus, Ohio 43212
                                 (614) 486-0261

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 22, 2003

                                                                  April 30, 2003

To Our Shareholders:

         The Annual Meeting of Shareholders of Superconductive Components, Inc. will be held at the Westin Great Southern Hotel, 310 South High Street, Columbus, Ohio on Thursday, May 22, 2003, at 10:00 a.m., local time, for the following purposes:

         1. To elect four directors of the Company, each to serve for terms expiring at the next Annual Meeting of Shareholders.

         2. To transact any other business which may properly come before the meeting or any adjournment thereof.

         You will be most welcome at the annual meeting, and we hope you can attend. Directors and officers of the Company and representatives of its independent certified public accountants will be present to answer your questions and to discuss the Company's business.

         We urge you to execute and return the enclosed proxy as soon as possible so that your shares may be voted in accordance with your wishes. If you attend the annual meeting, you may cast your vote in person and your proxy will not be used. If your shares are held in account at a brokerage firm or bank, you must instruct them on how to vote your shares.

                                         By Order of the Board of Directors,


                                         Daniel Rooney
                                         President, Chief Executive Officer, and
                                         Chairman of the Board of Directors


 -------------------------------------------------------------------------------

                     PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                          IN THE ACCOMPANYING ENVELOPE
               NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

 -------------------------------------------------------------------------------

                        SUPERCONDUCTIVE COMPONENTS, INC.

                             1145 CHESAPEAKE AVENUE
                              COLUMBUS, OHIO 43212

                          -----------------------------

                                 PROXY STATEMENT

                          -----------------------------


                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 22, 2003

                          -----------------------------


         This proxy statement is furnished to the shareholders of Superconductive Components, Inc., an Ohio corporation (the "Company"), in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Shareholders to be held on May 22, 2003, and at any adjournment or postponement thereof (the "Annual Meeting"). The enclosed proxy is being solicited by the Company's Board of Directors. This proxy statement and the enclosed proxy will be first sent or given to the Company's shareholders on approximately April 30, 2003.

         The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Representatives of the Company may solicit proxies by mail, telegram, telephone, fax, or personal interview.

         The shares represented by the accompanying proxy will be voted as directed if the proxy is properly signed and received by the Company prior to the Annual Meeting. If no directions are made to the contrary, the proxy will be voted FOR each of the proposals set forth in the Notice of Annual Meeting of Shareholders. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by filing a written notice with the Secretary of the Company prior to the meeting. Shareholders who attend the meeting may vote in person and their proxies will not be used.

         Holders of record of our common stock, at the close of business on April 14, 2003, will be entitled to vote at the Annual Meeting. At that time, we had 1,823,256 shares of our common stock outstanding and entitled to vote. Each share of our common stock outstanding on the record date entitles the holder to one vote on each matter submitted at the Annual Meeting.

         The presence, in person or by proxy, of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Broker non-votes occur when brokers, who hold their customers' shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on "routine" matters, which typically include the election of directors.

         The election of the director nominees requires the favorable vote of a plurality of all votes cast by the holders of our common stock at a meeting at which a quorum is present. Proxies that are marked "Withhold Authority" and broker non-votes will not be counted toward such nominee's achievement of a plurality and thus will have no effect. Each other matter to be submitted to the shareholders for approval or ratification at the Annual Meeting requires the affirmative vote of the holders of a majority of our common stock present and entitled to vote on the matter. For purposes of determining the number of shares of our common stock voting on the matter, abstentions will be counted and will have the effect of a negative vote; broker non-votes will not be counted and thus will have no effect.

                              ELECTION OF DIRECTORS

         The Company's Restated Code of Regulations provides that the number of directors shall be fixed by the Board. The total number of authorized directors currently is fixed at four. The nominees for director, if elected, will serve for one-year terms expiring at the next Annual Meeting of Shareholders.

         Daniel Rooney, Robert J. Baker, Jr., Robert H. Peitz and Edward W. Ungar currently serve as directors of the Company and are being nominated by the Board of Directors for re-election as directors.

         It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of Messrs. Rooney, Baker, Peitz, and Ungar as directors. In the event that any nominee for director should become unavailable, the number of directors of the Company may be decreased pursuant to the Restated Code of Regulations or the Board of Directors may designate a substitute nominee, in which event the shares represented by the enclosed proxy will be voted for such substitute nominee.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

         The following table sets forth for each nominee for director of the Company, such person's name, age, and his position with the Company:

                      NAME                 AGE                       POSITION
                      ----                 ---                       --------
                Daniel Rooney               49            President, Chief Executive Officer and
                                                          Chairman of the Board of Directors

                Robert J. Baker, Jr.        62            Director

                Robert H. Peitz             42            Director

                Edward W. Ungar             66            Director


         Daniel Rooney has served as a Director of the Company since joining the Company in March 2002 as President and Chief Executive Officer. Mr. Rooney was elected as the Chairman of the Board of Directors of the Company on January 8, 2003. Prior to joining the Company, Mr. Rooney was General Manager for Johnson Matthey, Color and Coatings Division, Structural Ceramics Sector North America from 1994 to 2001. Prior to that, Mr. Rooney held various management positions at TAM Ceramics, Inc., a Cookson Group Company.

         Robert J. Baker, Jr., Ph.D., has served as a Director of the Company since 1992. Dr. Baker is the founder of Venture Resources International and the co-founder of Business Owners Consulting Group, which assist companies in the development of growth strategies, including marketing position and competitive strategies. Dr. Baker is currently a visiting member of the Capital University faculty serving the MBA program.

         Robert H. Peitz has served as a Director of the Company since April 10, 2003 and previously served as a Director of the Company from June 1997 through October 2001. He currently serves as Managing Director and Head of Financial Markets for BHF-Capital Corporation in New York. Mr. Peitz is on the Board of BHF Structured Finance and BHF Realty. Previously, Mr. Peitz held positions as Chief Dealer and Vice President in charge of Interest Rate Risk Management. Mr. Peitz has been with BHF since 1988. Prior to joining BHF, Mr. Peitz was in the Management Training program at Morgan Stanley in 1987 and 1988.

         Edward W. Ungar has been a Director of the Company since 1990. Mr. Ungar is the President and founder of Taratec Corporation, a technological consulting firm in Columbus, Ohio. Prior to forming Taratec Corporation in 1986, Mr. Ungar was an executive with Battelle Memorial Institute.

       INFORMATION CONCERNING THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS,
                           AND PRINCIPAL SHAREHOLDERS

MEETINGS, COMMITTEES AND COMPENSATION OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company had a total of six meetings during the fiscal year ended December 31, 2002 ("fiscal 2002"). During fiscal 2002, each of the directors attended 75% or more of the total number of meetings of the Board of Directors. Directors who are employed by the Company receive no compensation for serving as directors.

         Non-employee directors periodically receive stock options with an exercise price equal to the fair market value of our common stock on the date of grant and a ten year term issued under the Company's 1995 Stock Option Plan and are reimbursed for all reasonable out-of-pocket expenses.

         During 2002, the Company had no standing audit, compensation, nominating or other committees of the Board of Directors. On April 10, 2003, the Company established an audit committee and a stock option and compensation committee. Mr. Peitz was elected chairman of the audit committee and Messrs. Baker and Ungar were elected as audit committee members. Mr. Baker was elected chairman of the stock option and compensation committee and Messrs. Peitz and Ungar were elected as stock option and compensation committee members.

EXECUTIVE OFFICERS

         In addition to Mr. Rooney, the following persons are our executive officers:

         Gerald S. Blaskie, age 45, has served as the Company's Chief Financial Officer since April 2001. Prior to joining the Company, Mr. Blaskie was the Controller at Cable Link, Inc. from 2000 to March 2001. From 1997 to 2000, he was the Plant Manager at Central Ohio Plastics Corporation, where he also served as Controller from 1993 to 1997.

         Officers are elected annually by the Board of Directors and serve at its discretion.

FAMILY RELATIONSHIPS

         There are no family relationships among the directors and executive officers of the Company.

OWNERSHIP OF COMMON STOCK BY DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth, as of April 14, 2003, the beneficial ownership of our common stock by each of our directors, nominees as directors and the Named Executive Officer, and by all directors and executive officers as a group.

                                                               NUMBER OF SHARES            PERCENTAGE OF
                  NAME OF BENEFICIAL OWNER(1)                BENEFICIALLY OWNED(2)            CLASS(3)
         ----------------------------------------------     ------------------------    ---------------------
         Daniel Rooney(6)                                          47,300                       2.5%
         Robert J. Baker, Jr.(5)                                   15,350                         *
         Robert H. Peitz                                           12,000                         *
         Edward W.  Ungar(4)                                        8,550                         *
         All directors and executive officers as
         a group (4 persons)(7)                                    83,200                       4.4%

--------------
(1) The address of Daniel Rooney is c/o Superconductive Components, Inc., 1145 Chesapeake Avenue, Columbus, Ohio 43212. The address of Edward W. Ungar is c/o Taratec Corporation, 1251 Dublin Road, Columbus, Ohio 43215. The address of Robert J. Baker, Jr. is c/o Venture Resources International Inc.,

         P.O. Box 307343, Gahanna, Ohio 43230-7343. The address of Robert H. Peitz is c/o PB Capital Corporation, 590 Madison Avenue, New York, New York 10022.

(2) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of April 14, 2003. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his or her household.

(3) "Percentage of Class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on April 14, 2003, plus the number of shares such person has the right to acquire within 60 days of April 14, 2003. An "*" indicates less than 1%.

(4) Includes 7,000 common shares, which can be acquired by Mr. Ungar under stock options exercisable within 60 days of April 14, 2003.

(5) Includes 12,000 common shares, which can be acquired by Mr. Baker under stock options exercisable within 60 days of April 14, 2003.

(6) Includes 40,000 common shares, which can be acquired by Mr. Rooney under stock options exercisable within 60 days of April 14, 2003.

(7) Includes 12,000 common shares, which can be acquired by Mr. Peitz under stock options exercisable within 60 days of April 14, 2003.

OWNERSHIP OF COMMON STOCK BY PRINCIPAL SHAREHOLDERS

         The following table sets forth information as of April 14, 2003, (except as noted below), relating to the beneficial ownership of common stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock of the Company.

                                                               NUMBER OF SHARES            PERCENTAGE OF
                  NAME OF BENEFICIAL OWNER(1)                BENEFICIALLY OWNED(2)            CLASS(3)
         ----------------------------------------------     ------------------------    ---------------------
         Ingeborg V. Funk(4)                                          814,193                   38.8%
         Curtis A. Loveland(5)                                        294,956                   16.1%
         Windcom Investments SA(6)                                    271,800                   14.9%

--------------
(1) The address of Ingeborg V. Funk is c/o Superconductive Components, Inc., 1145 Chesapeake Avenue, Columbus, Ohio 43212. The address of Curtis A. Loveland is c/o Porter, Wright, Morris & Arthur LLP, 41 South High Street, Columbus, Ohio 43215. The address of Windcom Investments SA is Corso Elvezia 25, 6900 Lugan, CH.

(2) For purposes of this table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of April 14, 2003. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his or her household.

(3) "Percentage of Class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on April 14, 2003, plus the number of shares such person has the right to acquire within 60 days of April 14, 2003.

(4) The number reported above includes 407,468 common shares held by Mrs. Funk directly and as Executor and lifetime beneficiary of the Estate of Edward R. Funk, 34,826 common shares held of record by Mrs. Funk and the Estate of Edward R. Funk, as tenants in common; options, warrants and convertible Series A preferred stock for 274,295 common shares, which can be acquired by Mrs. Funk directly and as Executor and lifetime beneficiary of the Estate of Edward R. Funk, under stock options, warrants and convertible Series A preferred stock exercisable or convertible within 60 days of April 14, 2003. This number also includes 97,604 common shares which are owned by Funk Metallurgical Corporation, a corporation wholly owned by Mrs. Funk and the Estate of Edward R. Funk.

(5) Includes 11,000 common shares, which can be acquired by Mr. Loveland under stock options exercisable within 60 days of April 14, 2003. Also includes 283,756 shares which Mr. Loveland holds as trustee of generation-skipping irrevocable trusts established by Dr. and Mrs. Funk.

(6) Dr. Karl Kohlbrenner, CEO of Windcom Investments SA, has voting and dispositive power over the shares on behalf of the company.

EXECUTIVE COMPENSATION

         The following summary compensation table sets forth information concerning the annual and long-term compensation earned by our current and former executive officer (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                    ANNUAL COMPENSATION           LONG-TERM COMPENSATION
                                                  --------------------------     ---------------------------
                                                                                          AWARDS
                                                                                 ---------------------------
                                                                                 RESTRICTED    SECURITIES
                                                                                   STOCK       UNDERLYING       ALL OTHER
                                                     SALARY          BONUS          AWARD        OPTIONS       COMPENSATION
  NAME AND PRINCIPAL POSITION           YEAR           ($)            ($)            ($)           (#)              ($)
----------------------------------   -------------  -------------  -----------   ------------  -------------  ----------------
DANIEL ROONEY(1)                        2002        $105,501           --             --        100,000             --
President, Chief Executive
Officer and Chairman of the
Board of Directors

EDWARD R. FUNK(2)                       2002         $ 3,846           --             --             --             --
Former President and Chief              2001        $ 50,000           --             --         15,000             --
Executive Officer                       2000        $ 36,539           --             --         20,000             --

---------------
(1) Mr. Rooney succeeded Dr. Funk as President and Chief Executive of the Company effective March 1, 2002. Mr. Rooney was elected Chairman of the Board of Directors on January 8, 2003.

(2) Dr. Funk resigned as President and Chief Executive Officer of the Company effective March 1, 2002. In December 2002, Dr. Funk passed away from complications associated with cancer, until which time he had served as the Company's Chairman of the Board of Directors.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information concerning the grant of stock options to the Named Executive Officers for the fiscal year ended December 31, 2002. The Company did not grant any stock appreciation rights for the fiscal year 2002.

                                           NUMBER OF
                                          SECURITIES      % OF TOTAL OPTIONS
                                      UNDERLYING OPTIONS       GRANTED TO
                                           GRANTED             EMPLOYEES IN     EXERCISE PRICE
                     NAME                     (#)              FISCAL YEAR(2)      ($/SHARE)     EXPIRATION DATE
         ------------------------------------------------------------------------------------------------------
         Daniel Rooney                       100,000                 52.6%            $1.55           3/1/12

         Edward R. Funk                            0                    0%               --               --

---------------------
(1) Percentage is based upon 190,000 options granted to employees in fiscal year 2002.

                 AGGREGATED OPTION/SAR EXERCISES IN FISCAL 2002
                      AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table provides certain information regarding the number and value of stock options held by our Named Executive Officers at December 31, 2002.

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                                        OPTIONS AT FISCAL YEAR-END       IN-THE-MONEY OPTIONS AT
                                                                (#) FISCAL                    YEAR-END ($)(2)
                                                       -----------------------------  ------------------------------
                               SHARES
                              ACQUIRED
                                 ON         VALUE
                              EXERCISE     REALIZED
           NAME                  (#)        ($)(1)     EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----------------------------  ----------  -----------  ------------   --------------  -------------  ---------------
Daniel Rooney                   --           --           10,000           90,000          --               --

Edward R. Funk                  --           --           37,000            8,000          --               --

--------------------
(1) If shares were acquired on exercise, the value realized would be calculated based on the number of shares exercised multiplied by the excess of the fair market value of a share of the Company's common stock on the date of exercise over the exercise price of the stock option.

(2) Represents the total gain which would be realized if all in-the-money options held at year end were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the per share fair market value at year end ($0.40 at December 31, 2002). An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth additional information as of April 14, 2003, concerning shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements not submitted to our stockholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

                                                                                                NUMBER OF SECURITIES
                                                                                                 REMAINING AVAILABLE
                                        NUMBER OF SECURITIES                                     FOR ISSUANCE UNDER
                                          TO BE ISSUED UPON           WEIGHTED-AVERAGE           EQUITY COMPENSATION
                                             EXERCISE OF              EXERCISE PRICE OF           PLANS (EXCLUDING
                                        OUTSTANDING OPTIONS,        OUTSTANDING OPTIONS,         SECURITIES REFLECTED
                                         WARRANTS AND RIGHTS         WARRANTS AND RIGHTS            IN COLUMN (a))
                                                 (a)                         (b)                          (c)
                                        ----------------------    --------------------------    ----------------------
Equity compensation plans approved
by security holders (1)                         470,650                         $1.89
Equity compensation plans not
approved by security holders (2)                150,000                         $2.50                        --

Total                                           620,650                         $2.04

----------------
(1) Equity compensation plans approved by stockholders includes the Company's 1995 Stock Option Plan.
(2) Includes 150,000 warrants that can be acquired by Mrs. Funk directly and as Executor and lifetime beneficiary of the Estate of Edward R. Funk, which were issued to Dr. and Mrs. Funk in exchange for consideration in the form of goods and services.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

DIAMOND FIBER COMPOSITES, INC.

         The Company has trade and other receivables from Diamond Fiber Composites, Inc. ("DFC"), a company jointly owned by the Estate of Edward R. Funk and Peter Williams, who is not affiliated with the Company. DFC rents space from the Company and also uses utilities for which DFC is billed monthly. The Company has also supplied tools to DFC in the past. The Company has trade and other receivables due from DFC totaling $54,869 at December 31, 2002, of which $47,142 has been reserved. The receivables relate to the sale of inventory, rent for warehouse space and reimbursement of expenses.

         Although the Company has not undertaken formal collection action against DFC to recover the outstanding receivables, it is working closely with DFC's management to recoup these amounts. In January 1999, the Company's Board of Directors considered but rejected a possible stock purchase of DFC, and also considered but rejected bankruptcy action because such action was unlikely to result in the recovery of the amounts owed. The Board instead opted for a work out of the receivables. The Company anticipates that DFC will be able to make payments on the outstanding receivables in 2003 due to an increase in DFC's sales in the year 2002 and higher sales projections for the year 2003 (as compared to 2002), which increases have resulted from additional DFC customers.

NOTES PAYABLE

         Effective December 31, 2000, the Company converted accounts payable and accrued interest payable to Dr. and Mrs. Funk totaling $132,270 to a note payable to Dr. and Mrs. Funk. The note provides for monthly payments of principal and interest of $2,000 per month for the period of February 1, 2001, through December 1, 2002, and thereafter, in monthly installments of $4,000 for principal and interest until the entire outstanding balance is paid in full. The note bears interest at prime, which was 4.25% at December 31, 2002.

         In March 2002, Dr. Funk paid a management consulting fee of $50,000 on behalf of the Company. The Company increased the amount of the note payable to Dr. Funk in the same amount.

         The Company has a bank line of credit in the amount of $100,000, interest at prime, (4.25% at December 31, 2002), maturing June 30, 2003. As of December 31, 2002, there was no outstanding balance on this line of credit. No collateral, other than the personal guarantee of Dr. Funk, collateralizes the bank line of credit.

CAPITAL LEASES

         In November 2001, the Company entered into an agreement with Dr. Funk for the Company's lease of certain equipment. The agreement expires in 2006, and requires the Company to make total minimum lease payments during the term of agreement of $74,940. The Company made no payments under the agreement in fiscal 2002.

LEGAL SERVICES

         Curtis A. Loveland is the Secretary of the Company and is the beneficial owner of greater than 5% of the outstanding common stock of the Company, which ownership includes 283,756 shares Mr. Loveland holds as trustee of generation-skipping irrevocable trusts established by Dr. and Mrs. Funk. Mr. Loveland is also a partner with Porter, Wright, Morris & Arthur LLP, the Company's legal counsel. During fiscal year 2002, the Company incurred fees to Porter, Wright, Morris & Arthur LLP in the amount of $57,963.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and greater than 10% shareholders to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission ("SEC"). Copies of the reports are required by SEC regulation to be furnished to the Company. Based on its review of such reports, the Company believes that all reporting persons complied with all filing requirements during the fiscal year ended December 31, 2002, except for a late Form 4 filing for Dr. Funk. Dr. Funk purchased 500 shares of common stock on each of April 22, 2002 and April 29, 2002. Due to health related issues experienced by Dr. Funk shortly thereafter, Dr. Funk failed to report these purchases until June 7, 2002.

                         INDEPENDENT PUBLIC ACCOUNTANTS

          The Company expects that Hausser + Taylor LLP, independent public accountants, will continue as auditors for the Company for the 2003 fiscal year. Hausser + Taylor LLP served as the independent auditors for the Company for the 2002 fiscal year and throughout the periods covered by the Company's financial statements. Representatives of Hausser + Taylor LLP are expected to attend the Annual Meeting of Shareholders in order to respond to questions from shareholders, and they will have the opportunity to make a statement.

          Hausser + Taylor LLP has a continuing relationship with American Express Tax and Business Services, Inc. ("TBS") from which it leases auditing staff who are full time, permanent employees of TBS and through which Hausser + Taylor LLP's partners provide non-audit services. As a result of this arrangement, Hausser + Taylor LLP has no full time employees, and, therefore, none of the audit services performed were provided by permanent full-time employees of Hausser + Taylor LLP. Hausser + Taylor LLP manages and supervises the audit and audit staff and is exclusively responsible for the opinion rendered in connection with its examination.

          Other services, which do not include Financial Information Systems Design and Implementation fees, have been provided by TBS.

  FEES OF THE INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001

AUDIT FEES

         The aggregate fees billed by Hausser + Taylor LLP for professional services for the audit of the Company's 2002 financial statements totaled $25,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees billed by Hausser + Taylor LLP for professional services for information and technology services relating to financial information systems design and implementation for the year ended December 31, 2002.

ALL OTHER FEES

         The aggregate fees billed by Hausser + Taylor LLP for services rendered to the Company, other than the services described under "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for the year ended December 31, 2002, were $7,489. The Board of Directors has considered and determined that the rendering of such non-audit services by Hausser + Taylor LLP is compatible with maintaining the principal accountant's independence.

                  SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

         Each year the Board of Directors submits its nominations for election of directors at the annual meeting of shareholders. Other proposals may be submitted by the Board of Directors or the shareholders for inclusion in the proxy statement for action at the annual meeting. Any proposal submitted by a shareholder for inclusion in the proxy statement for the annual meeting of shareholders to be held in 2004 must be received by the Company (addressed to the attention of the Secretary) on or before December 30, 2003. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2004 annual meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Company after March 15, 2004. To be submitted at the meeting, any such proposal must be a proper subject for shareholder action under the laws of the State of Ohio.

                              SOLICITATION EXPENSES

              The cost of this solicitation will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may solicit proxies personally or by telephone. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company may reimburse such persons for their expenses in doing so.

                                  ANNUAL REPORT

         The Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2002, containing financial statements for such year and the signed opinion of Hausser + Taylor LLP, independent auditors, with respect to such financial statements, is being sent to shareholders concurrently with this proxy statement. The Annual Report is not to be regarded as proxy soliciting material, and management does not intend to ask, suggest or solicit any action from the shareholders with respect to such report.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the meeting, each of the persons named in the proxy intends to vote in accordance with his judgement on such matters.

                                         By Order of the Board of Directors


                                         --------------------------------------
                                         Daniel Rooney
                                         President, Chief Executive Officer, and
                                         Chairman of the Board of Directors

                        SUPERCONDUCTIVE COMPONENTS, INC.
                  1145 CHESAPEAKE AVENUE, COLUMBUS, OHIO 43212
                  --------------------------------------------

             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - May 22, 2003

         The undersigned shareholder of Superconductive Components, Inc. (the "Company") hereby appoints Daniel Rooney, Gerald S. Blaskie and Curtis A. Loveland, or any one of them, as attorneys and proxies with full power of substitution to each, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Westin Great Southern Hotel, 310 South High Street, Columbus, Ohio, on Thursday, May 22, 2003, at 10:00 a.m. local time, and at any adjournment or adjournments thereof, with all of the powers such undersigned shareholder would have if personally present, for the following purposes:

         1.   Election of Directors

              |_| FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE
                  CONTRARY).

              |_| WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES BELOW.

                  Daniel Rooney Robert J. Baker, Jr. Robert H. Peitz Edward W. Ungar

              (INSTRUCTIONS: Do not check "WITHHOLD AUTHORITY" to vote for only a certain individual nominee. To withhold authority to vote for any individual nominee, strike a line through the nominee's name and check "FOR").

         2. To transact any other business which may properly come before the annual meeting or any adjournment thereof.

                   (Continued and to be signed on other side.)

                          (Continued from other side.)

         The undersigned gives unto said attorneys and proxies, or substitutes, full power and authority to do whatsoever in their opinions may be necessary or proper to be done in the exercise of the power hereby conferred, including the right to vote for any adjournment, hereby ratifying all that said attorneys and proxies, or substitutes, may lawfully do or cause to be done by virtue hereof. Any of the said attorneys and proxies, or substitutes, who shall be present and shall act at the meeting shall have and may exercise all powers of said attorneys and proxies hereunder.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated April 30, 2003, and the proxy statement of the Company furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.

         PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IN THE ENCLOSED ENVELOPE.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




                                  Dated:__________________________________, 2003



                                         _______________________________________
                                                       (Signature)


                                          ______________________________________
                                                       (Signature)

                                        SIGNATURE(s) SHALL AGREE WITH THE
                                        NAME(s) PRINTED ON THIS PROXY. IF SHARES
                                        ARE REGISTERED IN TWO NAMES, BOTH
                                        SHAREHOLDERS SHOULD SIGN THIS PROXY. IF
                                        SIGNING AS ATTORNEY, EXECUTOR,
                                        ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                        PLEASE GIVE YOUR FULL TITLE AS SUCH.